UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/31/2006

MD TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50435

DE	72-1491921
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

620 Florida Street, Suite 200, Baton Rouge, LA 70801
(Address of principal executive offices, including zip code)

225-343-7169
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits
The following exhibits are furnished as part of from 8-K, filed on May 31, 2006

99.1 Press release issued by MD Technologies on May 31, 2006 announcing acquisition of Billing Associates, LLC

99.2 Press release issued by MD Technologies on May 31, 2006 announcing the hiring of Jeff Wright as Vice President of Corporate Communications

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MD TECHNOLOGIES INC.

Date: May 31, 2006	By:	/s/ William D. Eglin
William D. Eglin
CEO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release Announcing Acquisition of Billing Associates, LLC
EX-99.2	Press Release Announcing Hiring of Jeff Wright as Vice President of Corporate Communications